UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

INNOVA ROBOTICS AND AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15870 Pine Ridge Road, Fort Myers, Florida 33908
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (239) 466-0488

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 13, 2006, Eugene V. Gartlan resigned as our Chief Financial Officer. There was no disagreement or dispute between Mr. Gartlan and our company which led to his resignation. In addition, on December 13, 2006, our Board of Directors appointed Kenneth D. Vanden Berg, CPA as our Chief Financial Officer and appointed Eugene V. Gartlan as our Executive Director of Strategic Development and as a member of our Board of Directors. There are no understandings or arrangements between Messrs. Vanden Berg and Gartlan and any other person pursuant to which Messrs. Vanden Berg and Gartlan were selected as an officer and director of our company, respectively. Messrs. Vanden Berg and Gartlan do not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Furthermore, since September 30, 2006, Messrs. Vanden Berg and Gartlan have never entered into a transaction, nor is there any proposed transaction, between Messrs. Vanden Berg and Gartlan and us.

Kenneth D. Vanden Berg, CPA, carries approximately 32 years of accounting and financial management experience. From December 2004 to November 2006, he served as Corporate Controller for Nasdaq-listed Avocent Corporation, a global manufacturer and distributor of KVM and digital switching systems and solutions for data centers. From 2000 to 2004, Mr. Vanden Berg served as a Professional Consultant of Accounting & Finance for Jefferson Wells, a division of NYSE-listed Manpower, Inc. He was brought in to Jefferson Wells to launch the Investment Banking Group for middle market companies in the Midwest. From 1982 to 2000, Mr. Vanden Berg also served executive roles at companies such as High Level Systems, Inc., Entela, Inc., and Paramount Companies, Inc. He earned Bachelor of Science degrees in accounting and finance as well as in economics and banking from Northern Michigan University in 1973.

On December 18, 2006, we issued a press release announcing the aforementioned management and Board of Directors changes which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Innova Robotics and Automation dated as of December 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVA HOLDINGS, INC.

Date: December 19, 2006	By:	/s/ Walter K. Weisel
Walter K. Weisel
Chief Executive Officer